TOUCHSTONE FUNDS GROUP TRUST
(the “Trust”)

TOUCHSTONE HIGH YIELD FUND

Supplement dated February 26, 2020 to the Statement of Additional Information (“SAI”) dated January 30, 2020, as may be amended or supplemented from time to time

Notice of Changes to Permitted Investments and Risk Factors

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved the following changes to the section of the SAI entitled "Permitted Investments and Risk Factors" relating to the Touchstone High Yield Fund (the "High Yield Fund" or the "Fund"):

The following sentence is added to the end of the "Derivatives" risk disclosure on page 10:

The High Yield Fund may invest up to 25% of its assets in derivatives. Derivatives exposure will include exchange-traded derivatives (such as credit default swaps, futures, options, etc.).

The last sentence of the “Foreign Securities” risk disclosure on page 14 is deleted in its entirety and replaced with the following:

The High Yield Fund may invest in securities of foreign companies (up to 25% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar.

Under the "Mortgage-Related and Other Asset-Backed Securities" section, the following sentence is added to the end of the sub-section titled "Asset-Backed Securities ("ABS")" on page 23:

The High Yield Fund may invest up to 10% of its assets in asset-backed securities.

The following sentence is added to the end of the "Other Investment Companies" risk disclosure on page 28:

The High Yield Fund may invest up to 10% of its assets in closed-end funds and up to 5% of its assets in exchange-traded funds (10% total).

These investment limitations are considered to be non-fundamental investment policies of the Fund, which may be changed at any time by a vote of the Trust’s Board of Trustees. The changes noted above will become effective 60 days after the date of this Supplement.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-56-TFGT-THYAX-SAI-S1-2002